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                                                                   EXHIBIT 10.11

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of April 6, 1998, among RG Capital Fund LLC, a New York limited liability company ("RG Capital"), Roberts & Green, Inc., a New York corporation ("R&G") and Linkon Corporation, a Nevada corporation (the "Company").


                             W I T N E S S E T H:
                             -------------------


     WHEREAS, RG Capital has agreed to subscribe to shares (the "Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock") pursuant to a Subscription and Stock Purchase Agreement (the "Subscription Agreement") between the Company and RG Capital of even date herewith;

     WHEREAS, pursuant to an Investment Banking and Financial Advisory Services Agreement between R&G and the Company of even date herewith, R&G has been issued warrants ("Warrants") to purchase additional shares of Common Stock (the "Warrant Shares") pursuant to that certain Warrant Purchase Agreement dated of even date herewith; and

     WHEREAS, as additional consideration for the Shares and the Warrant Shares, the Company desires to grant to RG Capital and R&G registration rights with respect to the Shares and the Warrant Shares;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

     1.   (a)  Demand Registration.  Promptly upon the
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execution of this Agreement, and in any event prior to May 15, 1998 the Company shall, at the Company's sole cost and expense (other than the fees and disbursements of counsel for RG Capital) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement sufficient to permit the resale of all or part of the Shares and will use its good faith best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable.

          (b) Piggyback Registration.  In addition to the Company's obligations
              ----------------------
under Section 1(a) of this Agreement and not in limitation thereof, the Company shall give RG Capital and R&G at least 30 days' prior written notice of each filing by the Company of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) with the Commission. If requested by RG Capital or R&G in writing within 20 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for RG Capital or R&G, and the underwriting discounts, if any, payable in respect of the Shares or Warrant

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Shares sold by RG Capital or R&G, respectively), register all or, at RG
Capital's or R&G's option, any portion of the Shares or the Warrant Shares concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Shares or the Warrant Shares through the facilities of the Nasdaq National Market or any other securities exchange, if any, on which the Common Stock is being sold or on the over-the-counter market, and will use its reasonable best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. If the managing underwriter of any such offering shall determine and advise the Company that, in its opinion, the distribution of all or a portion of the Shares or the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company then the Company will include in such registration first, the securities that the Company proposes to sell, second, any shares of Common Stock required to be registered by the terms of a registration rights agreement listed on Schedule 3.14 to the Subscription Agreement and third, the Shares or Warrant Shares requested to be included in such registration, to the extent permitted by the managing underwriter.

          (c) In the event of a registration pursuant to the provisions of this Agreement, the Company shall use its reasonable best efforts to cause the Shares or Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as RG Capital or R&G may reasonably request; provided, however, that the Company shall not be required to
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qualify to do business in any state by reason of this Section 1(c) in which it is not otherwise required to qualify to do business.

          (d) The Company shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit RG Capital or R&G to complete the offer and sale of the Shares or Warrant Shares covered thereby.

          (e) In the event of a registration pursuant to the provisions of this Agreement, the Company shall furnish to RG Capital and R&G such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder, and such other documents, as RG Capital or R&G may reasonably request to facilitate the disposition of the Shares or Warrant Shares included in such registration.

          (f) The Company shall notify RG Capital and R&G promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

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          (g) The Company shall advise RG Capital and R&G, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement, or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

          (h) The Company shall promptly notify RG Capital and R&G at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of RG Capital or R&G prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, Warrant Shares or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. RG Capital and R&G shall suspend all sales of the Shares and the Warrant Shares, respectively, upon receipt of such notice from the Company and shall not re-commence sales until they receive copies of any necessary amendment or supplement to such prospectus, which shall be delivered to RG Capital and R&G within 15 days of the date of such notice from the Company.

          (i) If requested by the underwriter for any underwritten offering of Shares or Warrant Shares, the Company and RG Capital or R&G, as the case may be, will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, the Company's counsel, RG Capital and RG Capital's counsel or R&G and R&G's counsel, as the case may be, and the underwriter, and such agreement shall contain such representations and warranties by the Company and RG Capital or R&G and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 of this Agreement.

          (j) The Company agrees that until all the Shares or Warrant Shares have been sold under a registration statement or pursuant to Rule 144 promulgated under the Securities Act, it shall use its reasonable best efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit the Company to maintain its eligibility to use a Form S-2 registration statement and to permit RG Capital and R&G to sell the Shares or Warrant Shares, respectively, under Rule 144.

          (k) The Company shall furnish to RG Capital and R&G and to each underwriter, if any, a signed counterpart, addressed to RG Capital and R&G or each

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underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities provided, however, that the terms of this Section 1(k) shall not apply if the Shares or Warrant Shares are registered in a "piggyback" registration in which the party seeking registration does not receive an opinion of counsel or a "cold comfort letter."

     2.   Indemnification.
          ---------------

          (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless RG Capital and R&G, their officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented) or any amendment or supplement thereto, relating to the sale of any of the Shares or Warrant Shares or (B) in any application or other document or communication (in this Section 2 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Shares or Warrant Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to RG Capital or R&G by or on behalf of RG Capital or R&G expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of RG Capital's or R&G's failure to comply with the terms and provisions of this Agreement, or (ii) any breach of any representation, warranty,

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covenant, or agreement of the Company contained in this Agreement.  The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

          If any action is brought against RG Capital or R&G or any of their officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary not withstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify RG Capital and R&G of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Shares or Warrant Shares or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Shares or Warrant Shares.

          (b) RG Capital and R&G agree to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Shares or Warrant Shares held by RG Capital or R&G, respectively, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to RG Capital and R&G in Section 2(a) but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final pro-

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spectus (as from time to time amended and supplemented) or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to RG Capital or R&G by or on behalf of RG Capital or R&G, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against RG Capital or R&G pursuant to this Section 2(b), RG Capital or R&G shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

          (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or other wise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel) as one entity, and RG Capital or R&G (including for this purpose any contribution by or on behalf of an indemnified party) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and RG Capital or R&G in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by RG Capital or R&G, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company, RG Capital and R&G agree that it would be unjust and inequitable if the respective obligations of the Company, RG Capital and R&G for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if RG Capital or R&G and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c) each person, if any, who controls RG Capital or R&G within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of RG Capital or R&G or control person shall have the same rights to contribution as RG Capital

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or R&G or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject to each case to the provisions of this Section 2(c). Anything in this
Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

     3.   Miscellaneous.
          -------------

          (a) Remedies.  In the event of a breach by the Company of its
              --------
obligations under this Agreement, RG Capital and R&G, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement.

          (b) Agreements and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

          (c) Notices.  All notices and other communications provided for or
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permitted hereunder shall be made in writing by hand-delivery, registered first-
class mail, telex, or telecopies, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3(c):

                                 if to the Company:

                                        Linkon Corporation
                                        140 Sherman Avenue
                                        Fairfield, CT 06430
                                        Attention:  Lee W. Hill, President

                                 Copy to:

                                        Finn Dixon & Herling LLP
                                        One Landmark Square
                                        Stamford, CT 06901
                                        Attention:  David I. Albin, Esq.

                                 if to RG Capital:

                                        RG Capital Fund LLC
                                        One Hollow Lane, Suite 208

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                                        Lake Success, NY 11040
                                        Attention:  James Scibelli


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               Copy to:

                         Rosenman & Colin LLP
                         575 Madison Avenue
                         New York, NY 10022
                         Attention:  Eric M. Lerner, Esq.

                    if to R&G:

                         Roberts & Green, Inc.
                         One Hollow Lane, Suite 208
                         Lake Success, NY 11040
                         Attention:  James Scibelli, President

               Copy to:

                         Rosenman & Colin LLP
                         575 Madison Avenue
                         New York, NY 10022
                         Attention:  Eric M. Lerner, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
references only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York without reference to its conflicts of law provisions.

          (h) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other

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respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (i) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.



                              RG CAPITAL FUND LLC



                              By:  SG Capital Corp.,
                                    its Managing Director



                              By:____________________________________
                                Name:  James Scibelli
                                Title:  President



                              ROBERTS & GREEN, INC.



                              By:____________________________________
                                Name:  James Scibelli
                                Title:  President



                              LINKON CORPORATION



                              By:____________________________________
                                Name:  Thomas V. Cerabona
                                Title:  Vice President

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